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                                                                    EXHIBIT 10.6

                                                                      AS AMENDED
                                                                            2/87

                    1983 EMPLOYEE INCENTIVE STOCK OPTION PLAN
                                       OF
                              PROMETRIX CORPORATION


         1.       PURPOSE OF THE PLAN

                  The purposes of the 1983 Employee Incentive Stock Option Plan* (the "Plan") of PROMETRIX CORPORATION (the "Company") are to:

                  (a) furnish incentive to employees chosen to receive options because they are considered capable of responding by improving operations and increasing profits;

                  (b) encourage elected employees to accept or continue employment with the Company or its subsidiaries; and

                  (c) increase the interest of employees chosen to receive options in the Company's welfare by encouraging ownership of its Common Stock.

                  To accomplish the foregoing objectives, the Plan provides a means whereby employees may receive stock options which qualify as "incentive stock options" under Section 422A ("Section 422A") of the Internal Revenue Code ("Code") as it may be amended from time to time.

         2.       ELIGIBLE PERSONS

                  Every person who at the date of grant is an employee of the Company or of any affiliate of the Company is eligible to receive an option or options under the Plan; provided, however, that options may not be granted under the Plan to any person who owns, directly or indirectly, stock of the Company constituting more than 10% of the total combined voting power of the Company's outstanding stock, or the stock of any affiliate of the Company, unless (i) the exercise price of options granted to any such person under the Plan, at the time such option is granted, is equal to at least 110% of the fair market value of the stock subject to the option, and (ii) any such option is by its terms not exercisable after the expiration of five years from the date of grant. The term "affiliate," as used in the Plan, means a parent or subsidiary corporation of the Company, as defined in the applicable provisions (currently set forth in Section 425) of the Code. The term "employee" includes an officer or a director who is an employee.

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     *   Approved by Board of Directors on August 5, 1983 and by Shareholders on
August 1, 1983.



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         3.       STOCK SUBJECT TO THE PLAN

                  An aggregate of 800,000** authorized but unissued shares of the Common Stock of the Company, or such number and class of securities as adjusted to give effect to the antidilution provisions contained in Section 6(b) hereof, may be sold upon the exercise of options granted under the Plan. In the event that any option outstanding under the Plan expires, or is terminated for any reason, unexercised in whole or in part, prior to the end of the period during which options may be granted under the Plan, the shares of stock allocable to the unexercised portion of such option may again be subjected to option under the Plan.

         4.       ADMINISTRATION

                  The Plan shall be administered by the Board of Directors or, if established by the Board of Directors, by a committee (the "Committee") consisting of not less than three persons, all of whom are and shall be directors of the Company, to be appointed by the Company's Board of Directors. Committee members shall serve for such term as the Board of Directors may in each case determine, and shall be subject to removal at any time by the Board of Directors. Vacancies on the Committee, however caused, may be filled by the Board of Directors. The Committee may select one of its members as chairman, and may hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum, and acts of the Committee approved at a meeting at which a quorum is present, or acts approved in writing by all of the members of the Committee, shall be valid acts of the Committee. Subject to the general purposes, terms and conditions of the Plan, and to the direction of the Board of Directors, the Committee, if there be one, shall have full power to implement and carry out the Plan in all ways permissible under the applicable provisions of the Code including, but not limited to, the following: to construe and interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; and to make all other determinations necessary or advisable for the administration of the Plan. The Committee, if there be one, shall submit to the Board of Directors the names of employees to whom the Committee recommends that an option or options should be granted under the Plan, the number of shares of stock to be covered by each option and the terms and conditions of each option. Options shall be granted and optionees shall be notified of such grant upon approval by the Board of Directors or, if the Committee is given general or specific authority to do so by the Board of Directors, to the extent so authorized, upon approval by the Committee without submission to, and review by, the Board of Directors, except that the Committee shall not have authority to approve the grant of options to members of the Board of Directors without approval by the Board of Directors.

         5.       GRANTING OF OPTIONS

                  No options shall be granted under the plan after July 31, 1993.

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    **    Adjusted for 4-for-1 stock split effected 8/01/84.



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                  Each option shall be evidenced by a written stock option
agreement executed by the Company and the employee to whom such option is granted.

                  In no event shall options granted pursuant to the Plan on or prior to December 31, 1986 result in the grant to any one employee during any calendar year of options covering stock in the Company having an aggregate fair market value, determined as of the date of grant, in excess of $100,000 (plus any unused limit carryover to such year as permitted by then applicable provisions of the Code). In no event shall an option be granted to any employee pursuant to the Plan on or after January 1, 1987 if and to the extent that the aggregate fair market value (determined at the time the option is granted) of all stock in the Company with respect to which incentive stock options are exercisable for the first time by said employee during any calendar year (under the Plan and under any and all other similar employee incentive stock option plans qualifying under Section 422A) exceeds $100,000.

         6.       TERMS AND CONDITIONS OF OPTIONS

                  Each option shall be subject to the following terms and conditions:

                  (a) Option Price. The option price, which shall be approved by the Board of Directors (or the Committee, if authorized to do so), shall be determined in accordance with the applicable provisions of the code and shall in no event be less than the fair market value of the Company's capital stock at the time the option is granted. In the absence of an established market for such stock, the fair market value thereof, for the purposes of the Plan, shall be determined in good faith by the Committee or the Board of Directors. If the stock of the Company is regularly quoted by a recognized securities dealer, the fair market value thereof, for the purposes of the Plan, shall be the mean between the high bid and low asked prices for such stock for the date the option is granted (or if there are no quoted prices for such date of grant, then for the last preceding business day on which there were quoted prices). If the stock of the Company is listed on any stock exchange, the fair market value of such stock, for the purposes of the Plan, shall be the mean between the highest and lowest selling prices for such stock as quoted on such exchange for the date the option is granted (or if there are no sales for such date of grant, then for the last preceding business day on which there were sales).

                  (b) Adjustments. In the event that the stock of the Company is changed by reason of any stock split, reverse stock split, recapitalization, or other change in the capital structure of the Company, or converted into or exchanged for other securities as a result of any merger, consolidation or reorganization, or in the event that the outstanding number of shares of stock of the Company is increased through payment of a stock dividend, appropriate proportionate adjustments shall be made in the number and class of shares of stock subject to the Plan, the number and class of shares of stock subject to any option outstanding under the Plan, and the exercise price of any such outstanding option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustment. Any such adjustment shall be made upon approval by the Board of Directors, whose determination shall be conclusive. If there is any other change in the number or kind of the outstanding shares of stock of the Company, or of any other security into which such



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stock shall have been changed or for which it shall have been exchanged, and if the Board of Directors, in its sole discretion, determines that such change equitably requires any adjustment in the options outstanding under the Plan, such adjustment shall be made in accordance with the determination of the Board of Directors. No adjustments shall be required by reason of the issuance or sale by the Company for cash or other consideration of additional shares of its stock or securities convertible into or exchangeable for shares of its stock. All adjustments shall be made in such a manner that each option which is adjusted will continue to qualify under Section 422A as an "incentive stock option."

                  (c) Corporate Transactions. New option rights may be substituted for the option rights granted under the Plan, or the Company's duties as to options outstanding under the Plan may be assumed, by an employer corporation other than the Company, or by a parent or subsidiary of such employer corporation, in connection with any merger, consolidation, acquisition, separation, reorganization, liquidation or like occurrence in which the Company is involved, in such a manner that will allow the then outstanding options to continue to qualify as "incentive stock options" under Section 422A to the full extent permitted thereby. Notwithstanding the foregoing or the provisions of paragraph 6(b) hereof, in the event such employer corporation, or parent or subsidiary of such employer corporation, does not substitute new option rights for, and substantially equivalent to, the option rights granted hereunder, or assume the option rights granted hereunder, or if the Company's Board of Directors determines, in its sole discretion, that option rights outstanding under the Plan should not then continue to be outstanding, the option rights granted hereunder shall terminate and thereupon become null and void (i) upon dissolution or liquidation of the Company, or similar occurrence, or (ii) upon any merger, consolidation, acquisition, separation, or similar occurrence, where the Company will not be a surviving corporation; provided, however, that each optionee shall have the right immediately prior to or concurrently with such dissolution, liquidation, merger, consolidation, acquisition, separation, or similar occurrence, to exercise any unexpired option rights granted hereunder to the extent such option rights are then exercisable, but in any event subject to the time limitations for exercise of "incentive stock options" provided in
Section 422A.

                  (d) Option Exercise Period. Each option granted under the Plan shall become exercisable and shall expire on a date or in installments, and shall contain such other terms as may be determined by the Committee or by the Board of Directors and as set forth in the stock option agreement, but in no event shall any option hereunder expire later than ten (10) years from the date such option is granted.

                  (e) Exercise of Option by Employee Who Holds Other Options. Notwithstanding any terms of any stock option agreement, no option granted on or before December 31, 1986 under the Plan ("new option") shall be exercisable while there is outstanding in favor of the optionee to whom such new option is granted an "incentive stock option," granted to such optionee prior to said December 31, 1986 and prior to the granting of the new option, which permits the employee to purchase stock in such optionee's employer corporation or in a corporation which, at the time of the granting of the new option, was an affiliate of the employer corporation, or in a predecessor corporation of any of such corporations. For such purposes, any incentive stock option shall be treated as outstanding until such option is exercised in full or expires by reason of lapse of time. This



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paragraph 6(e), however, shall not restrict the exercisability of any option granted under the Plan on or after January 1, 1987 or the exercisability of any other option granted under the Plan except as may be necessary to allow such option to qualify under Section 422A as an "incentive stock option."

                  (f) Change of Option Period. Notwithstanding any other provision of the Plan, the Board of Directors or the Committee may accelerate the earliest date or dates on which outstanding options (or any installments thereof) are exercisable.

                  (g) Option Grant Date. The date of grant of an option granted under the Plan shall be the date as of which the Board of Directors or the Committee (if the option is granted by the Committee without review by the Board of Directors) approves the grant. If for any reason, including a unilateral decision by the Company not to execute an agreement evidencing such option, a written stock option agreement evidencing the option is not executed within sixty (60) days after the date of grant, such option shall be deemed null and void. No option shall be exercisable until such a stock option agreement is executed by the Company and the optionee.

                  (h) Nonassignability of Option Rights. No option granted under the Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution. During the life of an optionee, an option shall be exercisable only by the optionee.

                  (i) Payment. Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. Notwithstanding the preceding sentence, the Board of Directors or the Committee may authorize any one or more of the following in connection with the grant of any option, and any such payment rights shall be set forth in the option agreement:

                      (i) acceptance of the optionee's personal promissory note for all or part of the option price, bearing such interest rate, if any, as determined by the Board of Directors, which promissory note may be either secured or unsecured in such manner as the Board of Directors shall approve (including, without limitation, by a security interest in the shares of the Company);

                       (ii) delivery by optionee of Common Stock of the Company already owned by such optionee for all or part of the option price, provided the value of such Common Stock (as determined by the Company pursuant to any reasonable valuation method) is equal on the date of exercise to the option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock;

                       (iii) a loan by the Company to the optionee of all or a portion of the option price at such interest rate, if any, as determined by the Board of Directors, and on an unsecured or secured basis as the Board of Directors shall approve (including, without limitation, by a security interest in the shares of the Company); and/or



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                       (iv)  a guaranty by the Company of a loan to the optionee
by a third party of all or part of the option price (but not more than the option price), and such guaranty may be on an unsecured or secured basis as the Board at Directors shall approve (including, without limitation, by a security interest in the shares of the Company).

                  (j) Termination of Employment. Option rights granted under the Plan, to the extent such rights have not then expired or been exercised, shall terminate and become null and void on a date three months after that date that an optionee ceases, for any reason, to be an employee of the Company or any affiliate of the Company, and shall not be exercisable on or after said date, except that:

                      (i) In the event of such a termination of employment due to the death of the optionee, the personal representatives of the optionee or any person or persons who acquire any such option rights from the optionee by will or the applicable laws of descent and distribution may, at any time within a period of twelve (12) months after the death of the optionee, exercise any or all of such option rights to the extent such option rights were exercisable on the date of the death of the optionee;

                      (ii) In the event of such a termination of employment by reason of the permanent and total disability of the optionee (as defined in Section 105(d)(4) of the Code), the optionee or, if the optionee thereafter dies, the personal representatives of the optionee or any person or persons who acquired any such option rights from the optionee by will or the applicable laws of descent and distribution may, at any time within a period of twelve (12) months after said termination, exercise any or all of such option rights to the extent such option rights were exercisable on the date of the termination of employment;

                       (iii) For Plan purposes a transfer of an optionee from the Company to an affiliate or vice versa, or from one affiliate to another, or leave of absence duly authorized by the Company, shall not be deemed a termination of employment or a break in continuous employment to the extent that such transfer or leave of absence is not deemed a termination or break in continuous employment under the applicable provisions of the Code.

                  (k) Other Provisions. Each option granted under the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Board of Directors or the Committee, and shall include such provisions and conditions as are necessary to qualify the option under Section 422A as an "incentive stock option."

         7.       MANNER OF EXERCISE

                  An optionee wishing to exercise an option shall give written notice to the Company at its principal executive office, to the attention of the Secretary of the Company, accompanied by payment of the exercise price. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date such option was exercised. As soon as possible after receipt of such written notice, the Company shall, without



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stock issue or transfer taxes to the optionee or other person entitled to exercise, deliver to the optionee or other person a certificate or certificates for the requisite number of shares of stock. An optionee or transferee of an option shall not have any privileges as a shareholder with respect to any stock covered by the option until the date of issuance of a stock certificate.

         8.       EMPLOYMENT RELATIONSHIP

                  Nothing in the Plan or any option granted thereunder shall interfere with or limit in any way the right of the Company or of any of its subsidiaries to terminate any optionee's employment at any time, nor confer upon any optionee any right to continue in the employ of the Company or any of its subsidiaries.

         9.       AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

                  The Board of Directors may at any time amend, altar, or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any optionee under any option theretofore granted, without his consent, or which, without the approval of the shareholders, would:

                  (a) except as is provided in Section 6 of the Plan, increase the total number of shares of stock reserved for the purposes of the Plan;

                  (b) extend the duration of the Plan;

                  (c) extend the period during and over which options may be exercised under the Plan; or

                  (d) change the class of persons eligible to receive options granted hereunder.

Without limiting the foregoing, but subject to the provisions of paragraph 6(a) hereof, the Board of Directors may at any time, or from time to time, authorize the company, with the consent of the respective optionees, to issue new options in exchange for the surrender and cancellation of any or all outstanding options.

         10.      EFFECTIVE DATE OF THE PLAN

                  The Plan shall become effective upon approval by the Board of Directors, provided, however, that any option granted prior to approval by shareholders of the Company holding a majority (or such greater number as may be required by law or applicable governmental regulations or order) of the shares of the Company's capital stock entitled to vote shall be subject to, and conditioned upon, such shareholder approval, and shall not be exercisable until such approval is obtained. Options may be granted and exercised under the Plan only after there has been compliance with all applicable federal and state securities laws.




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